Exhibit 99.1

JRJR Networks Announces Inability to Meet Deadline to Regain Compliance with NYSE American Continued Listing Standards

For Immediate Release

(Dallas, TX, April 2, 2018- JRjr33, Inc., doing business as JRJR Networks [NYSE American: JRJR] announced that it notified the NYSE American LLC (the “NYSE American”) on March 30, 2018 that the Company will not be able to complete the filing of its Quarterly Reports on Form 10-Q for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017 and its Annual Report on Form 10-K for the year ended December 31, 2017 within the maximum cure period granted by the NYSE of April 18, 2018. As a result, the NYSE American suspended the trading of the Company’s common stock, effective today, and will commence proceedings to delist its common stock.

A delisting does not change the Company’s public reporting requirements with the Securities and Exchange Commission. The Company intends to explore an alternative trading platform for its shares.

About JRJR Networks (www.jrjrnetworks.com)

JRJR Networks is a growing platform of direct-to-consumer brands. Within JRJR Networks, each company retains its separate identity, sales force, product line and compensation plan, while JRJR Networks seeks synergies and efficiencies in operational areas. JRJR Networks companies currently include The Longaberger Company, a 42-year old maker of hand-crafted baskets and other home decor items; Your Inspiration At Home, an award-winning maker of hand-crafted spices and other gourmet food items from around the world; Tomboy Tools, a direct seller of tools designed for women; Agel Enterprises, a global seller of nutritional products in gel form as well as a skin care line, operating in 50 countries; Paperly, which offers a line of custom stationery and other personalized products; Uppercase Living, which offers a line of customizable vinyl expressions for display on walls in the home; Kleeneze, a 95-year old UK-based catalog seller of cleaning, health, beauty, home, outdoor and a variety of other products, and Betterware, a UK-based home catalog seller. JRJR Networks also includes Happenings, a lifestyle publication and marketing company.

Cautionary Note Regarding Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” or “will” or the negative of these terms or other comparable terminology and include statements regarding the Company’s intent to explore an alternative trading platform for its shares.  These forward-looking statements are based on management's expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, our ability to take appropriate steps to trade on an alternative trading platform and our ability to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended and the other risks outlined under “Risk Factors” in our Annual Report on Form 10-K for our fiscal year ended December 31, 2016 and our other filings with the SEC, including subsequent reports on Form 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Contact:

Media Contact: Brenton Baker (brenton.baker@jrjrnetworks.com)